Exhibit 99.1

FOR MORE INFORMATION:	FOR IMMEDIATE RELEASE:
Timothy J. Lordan	May 6, 2004
Vice President and Director, Investor Relations
The Rouse Company
Columbia, Maryland 21044
(410) 992-6546
www.therousecompany.com

THE ROUSE COMPANY RELEASES FIRST

QUARTER 2004 RESULTS

Columbia, Md. – Officials of The Rouse Company (NYSE: RSE) today released results for the quarter ended March 31, 2004.  Net Earnings were $67.1 million ($.66 per share), as compared to $24.1 million ($.24 per share) in 2003.  Gains of $35.3 million in 2004 from the disposition of the Hughes Center office portfolio in Las Vegas affected the comparison. Funds From Operations (FFO) were $89.3 million, ahead of $76.6 million in 2003's first quarter ($.87 on a per share basis, as compared to $.82 per share during the similar period last year).

The strong performance in FFO was primarily driven by gains in Net Operating Income (NOI) from the Company's portfolio of comparable retail centers and its community development activities.

Retail center NOI was $123.5 million for the first quarter of 2004 as compared to $129.6 million in the comparable quarter of 2003. The sale of six retail centers in the Philadelphia area occurred in the second quarter of 2003 and affected the quarterly comparison. The effect of these dispositions were offset somewhat by the impact of the acquisition of interests in Christiana Mall, Staten Island Mall and Mizner Park. NOI from comparable properties increased 2% over 2003, due largely to higher minimum rents on re-leased space. Comparable space sales volumes increased more than 9% over the same quarter last year, and comparable tenants in the portfolio produced sales of $439 per square foot for the twelve months ended March 31, 2004.

Community development NOI was $41.3 million compared to $29.9 million in 2003's first quarter.  This increase was primarily due to higher average per acre prices, and the Company's initiative to sell more finished lots is resulting in higher margins on land sales in Summerlin, Nevada.  Demand remains very strong for lots in Summerlin, Columbia and

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Page 2: THE ROUSE COMPANY RELEASES

FIRST QUARTER 2004 RESULTS

Fairwood in Maryland and The Woodlands in Texas - the Company's four largest, active community development projects.

Anthony W. Deering, Chairman and Chief Executive Officer, said, “The year is off to an excellent start, as we continue to improve the quality of the Company's retail portfolio with completion of the acquisition of Providence Place and the disposition of Westdale Mall in Cedar Rapids, Iowa. We now have the highest quality retail center portfolio in the business and performance during the quarter was excellent. And, the portfolio continues to be among the best occupied in the industry with an average occupancy at 93% during the quarter.  We also expect that performance will continue to be very strong in the Company's community development side of the business.  Columbia, Summerlin, Fairwood and The Woodlands are having a very strong year.”

Headquartered in Columbia, Md., The Rouse Company was founded in 1939 and became a public company in 1956.  A premier real estate development and management company, The Rouse Company, through its numerous affiliates, operates more than 150 properties encompassing retail, office, research and development and industrial space in 22 states. Additionally, the Company is the developer of the master-planned communities of Columbia, Md., Summerlin, along the western edge of Las Vegas, Nev. and Bridgelands, a new project on the western side of Houston, Tex. The Company is also an investor in The Woodlands, a planned community north of Houston, Tex.

This release includes forward-looking statements, which reflect the Company's current view with respect to future events and financial performance.  These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results.  The words “will,” “plan,” “believe,” “expect,” “anticipate,” “should,” “target,” “intend” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.2 of The Rouse Company's Form 10-K for the year ended December 31, 2003.

# # #

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended March 31,
	2004	2003
Operating Results Data (note 1)
Segment revenues	$397,146	$336,679
Segment operating expenses	213,065	157,713
Net Operating Income (note 1)	184,081	178,966
Fixed charges, net (note 2)	(71,189)	(78,849)
Income taxes, primarily deferred	(18,476)	(10,101)
Other provisions and losses, net:
Pension plan curtailment loss	—	(10,212)
Pension plan settlement losses	(782)	(4,468)
Provision for organizational changes and early retirement costs	(1,015)	(1,792)
Net losses on early extinguishment of debt	(3,312)	—
Net other	—	3,048
Funds From Operations (note 3)	89,307	76,592
Depreciation and amortization	(58,421)	(52,725)
Net gains on dispositions of interests in operating properties	36,228	273
Net earnings	$67,114	$24,140

Per Share Data
Diluted per share information
Net earnings	$.66	$.24
Funds From Operations	$.87	$.82

Dividends
Common	$.47	$.42
Preferred	$—	$.75

	March 31, 2004	December 31, 2003
Balance Sheet Data
Assets
Total property and property-related deferred costs	$5,695,045	$5,318,731
Investments in and advances to unconsolidated real estate ventures	629,225	647,867
Accounts receivable and other assets	620,555	533,103
Cash, cash equivalents and marketable securities	62,732	139,543
Total	$7,007,557	$6,639,244

Liabilities and Shareholders’ Equity
Property debt not carrying a Parent Company guarantee of repayment	$2,626,773	$2,879,223
Parent Company debt and debt carrying a Parent Company guarantee of repayment	2,002,210	1,565,269
Total debt	4,628,983	4,444,492
Accounts payable and accrued expenses	156,655	179,530
Other liabilities	626,587	611,042
Parent Company-obligated mandatorily redeemable preferred securities	—	79,216
Shareholders’ equity	1,595,332	1,324,964
Total	$7,007,557	$6,639,244

The accompanying notes are an integral part of these highlights.

Note 1 – Segment operating data are presented in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  As required by the Statement, segment data are reported using the performance measure and accounting policies followed by the Company for internal reporting to management which differ, in certain respects, from those used for reporting under accounting principles generally accepted in the United States of America (“GAAP”).  The performance measure used by the Company is Net Operating Income (“NOI”).  The Company defines NOI as segment revenues less segment operating expenses (including provision for bad debts, losses (gains) on marketable securities classified as trading, net losses (gains) on sales of properties developed for sale and partner's share of NOI of the venture developing The Woodlands, but excluding income taxes, fixed charges, as defined below, and real estate depreciation and amortization).  Prior to July 1, 2003, the Company included certain current income taxes in its definition of NOI.  Effective July 1, 2003, the Company revised its definition to exclude these amounts from NOI, affecting primarily the definition of the Company’s community development activities.  The amounts from prior periods have been reclassified to conform to the current definition.  The accounting policies used to calculate NOI and other operating results data are the same as those used by the Company in its condensed consolidated financial statements prepared in accordance with GAAP, except that the NOI of the venture developing the community of The Woodlands is consolidated and the other partner’s share is classified as operating expense rather than using the equity method. In addition, real estate ventures in which the Company has joint interest and control and certain other unconsolidated ventures are accounted for using the proportionate share method rather than the equity method and the Company’s share of FFO of other unconsolidated ventures is included in revenues.  Also, discontinued operations and minority interests are included in NOI rather than separately presented.  These segment accounting policies affect only the reported revenues and expenses of the segments and have no effect on our reported net earnings.

Note 2 – Fixed charges include interest expense, distributions on Parent Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock and ground rent expense, net of interest income earned on corporate investments.

Note 3 – The Company uses Funds From Operations (“FFO”) in addition to net earnings to report its operating results.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes over time as reflected through depreciation and amortization expenses.  The Company believes that the value of real estate assets does not diminish predictably over time, as historical cost accounting implies, and instead fluctuates due to market and other conditions.  Accordingly, the Company believes FFO provides investors with useful information about its operating performance because it excludes depreciation and amortization expenses.  In addition, FFO was created and is used by the real estate industry as a supplemental performance measure.  Effective January 1, 2003, the Company began using the definition of FFO adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) and as interpreted by the Securities and Exchange Commission.   Accordingly, FFO is defined as net earnings (computed in accordance with GAAP), excluding gains (losses) on dispositions of interests in depreciated operating properties and depreciation and amortization expenses.  FFO includes the Company’s share of FFO of unconsolidated real estate ventures and discontinued operations.  The Company’s calculation of FFO may not be comparable to similarly titled measures reported by other companies because all companies do not calculate FFO in the same manner.  FFO is not a liquidity measure and should not be considered as an alternative to cash flows or indicative of cash available for distribution.  It also should not be considered an alternative to net earnings, as determined in accordance with GAAP, as an indication of the Company’s financial performance.

Note 4 – Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following: Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, The Gallery at Market East, Highland Mall, The Jacksonville Landing, Mizner Park, Moorestown Mall, Plymouth Meeting, Providence Place, Randhurst, Staten Island Mall, Village of Merrick Park, Westdale Mall, other retail properties in Columbia, Maryland, an interest in Westin New York (a hotel in New York City), Hughes Center (a master-planned business park in Las Vegas, Nevada), office buildings in The Woodlands (a master-planned community near Houston, Texas), two office buildings in Summerlin Town Center in Las Vegas, three office buildings in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended March 31,
	2004	2003
Operating Results Data (note 1)
Segment Revenues
Retail centers
Comparable	$166,928	$165,592
Noncomparable	38,751	50,765
Total retail centers	205,679	216,357
Office and other properties
Comparable	38,162	38,968
Noncomparable	22,215	10,879
Total office and other properties	60,377	49,847
Community development	131,090	70,475
	397,146	336,679
Segment Operating Expenses
Retail centers
Comparable	63,610	64,096
Noncomparable	18,525	22,614
Total retail centers	82,135	86,710
Office and other properties
Comparable	15,532	15,536
Noncomparable	18,308	4,431
Total office and other properties	33,840	19,967
Community development	89,758	40,562
Commercial development	2,626	4,928
Corporate	4,706	5,546
	213,065	157,713
Net Operating Income (note 1)
Retail centers
Comparable	103,318	101,496
Noncomparable	20,226	28,151
Total retail centers	123,544	129,647
Office and other properties
Comparable	22,630	23,432
Noncomparable	3,907	6,448
Total office and other properties	26,537	29,880
Community development	41,332	29,913
Commercial development	(2,626)	(4,928)
Corporate	(4,706)	(5,546)
Net Operating Income	184,081	178,966
Fixed charges, net (note 2)	(71,189)	(78,849)
Income taxes, primarily deferred	(18,476)	(10,101)
Other provisions and losses, net:
Pension plan curtailment loss	—	(10,212)
Pension plan settlement losses	(782)	(4,468)
Provision for organizational changes and early retirement costs	(1,015)	(1,792)
Net losses on early extinguishment of debt	(3,312)	—
Net other	—	3,048
Funds From Operations (note 3)	89,307	76,592
Depreciation and amortization	(58,421)	(52,725)
Net gains on dispositions of interests in operating properties	36,228	273
Net earnings	$67,114	$24,140

Net earnings applicable to common shareholders	$67,114	$21,102

Per Share Data
Diluted per share information
Net earnings	$.66	$.24
Funds From Operations	$.87	$.82
Dividends
Common	$.47	$.42
Preferred	$—	$.75

The accompanying notes are an integral part of these highlights.

Reconciliations of Segment Operating Data to Condensed Consolidated Financial Statements

(Unaudited, in thousands)

Reconciliations of the revenues and expenses reported in the schedule of segment operating results to the related amounts in the condensed consolidated financial statements are summarized as follows:

	Three months ended March 31,
	2004	2003

Revenues
Total reported for segments	$397,146	$336,679
Share of revenues of proportionate share ventures and revenues of The Woodlands community development venture	(72,820)	(31,578)
Share of Funds From Operations of other minority interest ventures	(273)	(3,312)
Revenues of discontinued operations	(2,717)	(40,025)
Other	—	50
Total in condensed consolidated financial statements	$321,336	$261,814
Operating expenses, exclusive of provision for bad debts, depreciation and amortization
Total reported for segments	$213,065	$157,713
Distributions on Parent Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	1,060	3,595
Ground rent expense	1,319	1,371
Share of operating expenses of proportionate share ventures and operating expenses of The Woodlands community development venture and partner’s share of its NOI	(49,829)	(12,619)
Provision for bad debts	(2,658)	(1,173)
Operating expenses of discontinued operations	(993)	(17,911)
Other	811	(901)
Total in condensed consolidated financial statements	$162,775	$130,075
Interest expense
Total fixed charges reported	$71,189	$78,849
Corporate interest income	583	591
Distributions on Parent Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	(1,060)	(3,595)
Ground rent expense	(1,319)	(1,371)
Share of fixed charges of proportionate share ventures	(10,265)	(7,614)
Fixed charges of discontinued operations	(844)	(10,113)
Total in condensed consolidated financial statements	$58,284	$56,747
Depreciation and amortization
Total reported	$58,421	$52,725
Share of depreciation and amortization of unconsolidated ventures	(9,701)	(7,157)
Depreciation and amortization of discontinued operations	(810)	(7,462)
Total in condensed consolidated financial statements	$47,910	$38,106
Other provisions and losses, net
Total reported	$5,109	$13,424
Certain current income taxes	—	(506)
Total in condensed consolidated financial statements	$5,109	$12,918
Income taxes, primarily deferred
Total reported	$18,476	$10,101
Certain current income taxes	—	506
Income taxes of discontinued operations	140	(22)
Total in condensed consolidated financial statements	$18,616	$10,585
Net gains (losses) on dispositions of interests in operating properties
Total reported	$36,228	$273
Gains related to discontinued operations	(36,436)	(42)
Total in condensed consolidated financial statements	$(208)	$231

Calculation of Earnings Per Share (“EPS”) and Funds From Operations Per Share (“FFOPS”)

(Unaudited, in thousands, except per share data)

	Three months ended March 31,
	2004	2003
Earnings Per Share (Basic)
Net earnings	$67,114	$24,140
Dividends on unvested common stock awards and other	(171)	(178)
Dividends on Series B Convertible Preferred stock	—	(3,038)
Adjusted net earnings	$66,943	$20,924

Weighted-average shares outstanding	97,945	86,727

Earnings Per Share (Diluted)
Net earnings	$67,114	$24,140
Dividends on unvested common stock awards and other	(171)	(178)
Dividends on Series B Convertible Preferred stock	—	(3,038)
Adjusted net earnings	$66,943	$20,924

Weighted-average shares outstanding	97,945	86,727
Dilutive securities:
Options, unvested common stock awards and other	2,292	1,539
Series B Convertible Preferred stock	1,879	—
Adjusted weighted-average shares used in EPS computation	102,116	88,266

Funds From Operations Per Share (Basic)
Funds From Operations	$89,307	$76,592
Dividends on unvested common stock awards and other	(171)	(178)
Dividends on Series B Convertible Preferred stock	—	(3,038)
Adjusted Funds From Operations	$89,136	$73,376

Weighted-average shares outstanding	97,945	86,727

Funds From Operations Per Share (Diluted)
Funds From Operations	$89,307	$76,592
Dividends on unvested common stock awards and other	(98)	(136)
Adjusted Funds From Operations	$89,209	$76,456

Weighted-average shares outstanding	97,945	86,727
Dilutive securities:
Options, unvested common stock awards and other	2,447	1,638
Series B Convertible Preferred stock	1,879	5,310
Adjusted weighted-average shares used in FFOPS computation	102,271	93,675

Earnings per share of common stock
Basic:
Earnings from continuing operations	$.31	$.19
Discontinued operations	.37	.05
Total	$.68	$.24
Diluted:
Earnings from continuing operations	$.30	$.19
Discontinued operations	.36	.05
Total	$.66	$.24